Lone Oak Acquisition Corporation

Room 1708 Dominion Centre
43-59 Queen’s Road East
Wanchai, Hong Kong

_________________, 2011

BBS Capital Fund, L.P.
4975 Preston Park Boulevard
Suite 775W
Plano, Texas 75093

Rampant Dragon, LLC
6416 Santa Rosa Drive
Plano, Texas 75024

Gentlemen:

This letter will confirm our agreement that commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) relating to the initial public offering of the securities of Lone Oak Acquisition Corporation (the “Company”) and continuing until the consummation by the Company of a business combination or the distribution of the funds held in the trust account to the Company’s then public shareholders (as described in the Registration Statement), BBS Capital Fund, L.P. and Rampant Dragon, LLC (the “Firms”) shall make available to the Company certain general and administrative services, including the use of office space, utilities and secretarial support, as may be required by the Company from time to time, at [__________________] (or any successor location). In exchange therefore, the Company shall pay the Firms at the rate of an aggregate of $7,500 per month.

Very truly yours,

LONE OAK ACQUSITION CORPORATION

By:
Name: Baris Merzeci
Title: Chief Executive Officer

Agreed to and Accepted by:

BBS Capital Fund, LP

By:
Name:
Title:
Rampant Dragon, LLC

By:
Name:
Title:

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